
A
JB MTN.
Discovery
Mound Point
Discovery
Mound Point
Offset (Drilling)
A'
INDEX MAP
10000
15000
20000
STRAT-A
STRAT-B
STRAT-C
STRAT-C
FOLD
POINT
5 MILES
4 MILES
S
N
W
E

INDEX MAP



MOUND PT.
OFFSET (Drilling)
MOUND PT.
DISCOVERY
SHALLOW CUM. PROD.
TIGER SHOAL FIELD 3.3 TCFE
SHALLOW CUM. PROD.
MOUND POINT 2.5 TCFE
JB MTN
DISCOVERY
5 MILES